Exhibit 10.2

[CONFIDENTIAL TREATMENT REQUESTED] /*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT 1

To GENERAL AGREEMENT #20001130.2.C

BETWEEN

AVICI SYSTEMS INC. AND AT&T CORP

This Amendment Number 1 (“Amendment”) is made as of the 11th day of January 2002 by and between Avici Systems Inc., (“Supplier”) a Delaware corporation, having a place of business at 101 Billerica Avenue, North Billerica, MA 01862-1256 and AT&T Corp, (“Company”) having a place of business at 900 Route 202/206 North, Bedminster, NJ 07921 to amend General Agreement #20001130.2.C dated December 21, 2000 (“Agreement”) between Company and Supplier.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Supplier agree as follows:

1. Replace “Exhibit H- New Products Milestones”.

“Exhibit H - New Products Milestones” is hereby deleted and replaced in its entirety with “Exhibit H - New Products Milestones 2002”, which is attached hereto and made a part hereof.

2. Waiver.

Both the Supplier and Company agree that each party hereby waives any claim it may have against the other for any monetary compensation arising out of or in connection with the provisions of Section 5.8 of the General Agreement with respect to the New Product Milestones in 2001.

IN WITNESS WHEREOF, the Supplier and Company have caused this Amendment to be executed by their duly authorized representatives identified below.

Avici Systems, Inc.	AT&T CORP.

/s/ Peter C. Anastos (Signature)	/s/ Michael Zeits (Signature)

Peter C. Anastos (Name Print)	Michael Zeits (Name Print)

V.P. & General Counsel (Title)	Procurement Manager (Title)

1/11/02 (Date)	1/11/02 (Date)

Exhibit H

New Products Milestones

2002

Product

[CONFIDENTIAL TREATMENT REQUESTED] /*/

2